As filed with the Securities and Exchange Commission on September 27, 2004

File Nos. 333-96785

811-08306

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 5 ☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 34 ☒

(Check appropriate box or boxes.)

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

(Exact Name of Registrant)

FIRST METLIFE INVESTORS INSURANCE COMPANY

(Name of Depositor)

22 Corporate Plaza Drive,

Newport Beach, CA 92660

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code (800) 989-3752

Richard C. Pearson

Executive Vice President

First MetLife Investors Insurance Company

22 Corporate Plaza Drive

Newport Beach, CA 92660

(949) 629-1317

Name and Address of Agent for Service

Copies to:

W. Thomas Conner

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, NW

Washington, DC 20004-2415

(202) 383-0590

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485

60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Registered:

Individual Variable Annuity Contracts

The prospectus and the statement of additional information dated May 1, 2004, as supplemented, for the Class L contracts included in Post-effective Amendment No. 2 to the registration statement on Form N-4 (File No. 333-96785) filed on April 29, 2004 pursuant to paragraph (b) of Rule 485 are incorporated herein by reference.

The Variable

Annuity

Contract

issued by

FIRST METLIFE INVESTORS

INSURANCE COMPANY

and

FIRST METLIFE INVESTORS

VARIABLE ANNUITY

ACCOUNT ONE

Class L

This prospectus describes the flexible premium deferred variable annuity contract offered by First MetLife Investors Insurance Company (First MetLife Investors or we or us). The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans.

The annuity contract has 22 investment portfolios listed below. You can put your money in any of these investment portfolios. A fixed account investment option offering an interest rate guaranteed by us is available as an investment choice during the income phase of the contract and in connection with the Enhanced Dollar Cost Averaging program during the accumulation phase.

Met Investors Series Trust (Class B):

Met/AIM Mid Cap Core Equity Portfolio

Met/AIM Small Cap Growth Portfolio

Goldman Sachs Mid-Cap Value Portfolio

Harris Oakmark International Portfolio

Janus Aggressive Growth Portfolio

Lord Abbett Bond Debenture Portfolio

Lord Abbett Growth and Income Portfolio

MFS® Research International Portfolio

Neuberger Berman Real Estate Portfolio

Oppenheimer Capital Appreciation Portfolio

Money Market Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

PIMCO PEA Innovation Portfolio

Met/Putnam Research Portfolio

Third Avenue Small Cap Value Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

Turner Mid-Cap Growth Portfolio

Metropolitan Series Fund, Inc. (Class B or Class E, as noted):

Davis Venture Value Portfolio (Class E)

Harris Oakmark Focused Value Portfolio

Jennison Growth Portfolio

MetLife Stock Index Portfolio

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the First MetLife Investors Variable Annuity Contract.

To learn more about the First MetLife Investors Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2004, as supplemented November 22, 2004. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 32 of this prospectus. For a free copy of the SAI, call us at (800) 343-8496 or write to us at: 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901.

The contracts:

•	are not bank deposits
•	are not FDIC insured
•	are not insured by any federal government agency
•	are not guaranteed by any bank or credit union
•	may be subject to loss of principal

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

November 22, 2004

TABLE OF CONTENTSPage

APPENDIX A
Participating Investment Portfolios	A-1

APPENDIX B
EDCA Examples with Multiple Purchase Payments	B-1

INDEX OF SPECIAL TERMS

Because of the complex nature of the contract, we have used certain words or terms in this prospectus, which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

Page
Account Value	11
Accumulation Phase	9
Accumulation Unit	10
Annuitant	32
Annuity Date	19
Annuity Options	20
Annuity Payments	19
Annuity Unit	10
Beneficiary	32
Business Day	10
Fixed Account	9
Income Base	21
Income Phase	9
Investment Portfolios	11
Joint Owners	32
Owner	32
Purchase Payment	9
Separate Account	30

HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company. The contract provides a means for investing on a tax-deferred basis in the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes. When you purchase the contract, you can choose which variable investment options to invest in. You can also select an optional death benefit and/or the guaranteed minimum income benefit (“GMIB”).

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the accumulation phase, we may assess a withdrawal charge of up to 7%. The income phase occurs when you or a designated payee begin receiving regular annuity payments from your contract. You and the annuitant (the person on whose life we base annuity payments) do not have to be the same, unless you elect the GMIB. (See “Guaranteed Minimum Income Benefit.”)

You can have annuity payments made on a variable basis, a fixed basis, or a combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the investment portfolios you select for the income phase. If you choose fixed payments, the amount of each payment is the same for the income phase.

Tax Deferral and Qualified Plans. The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans. For any tax qualified account (e.g., an IRA, 401 plan or 403(b) plan), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See “Federal Income Tax Status.”)

Free Look. You may cancel the contract within 10 days after receiving it. You will receive whatever your contract is worth on the day that we receive your cancellation request and we will not deduct a withdrawal charge. The amount you receive may be more or less than your payment depending upon the performance of the investment portfolios. You bear the risk of any decline in account value. We do not refund any charges or deductions assessed during the free look period.

Tax Penalty. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a non-qualified contract during the accumulation phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the income phase are considered partly a return of your original investment until your investment is returned.

Non-Natural Persons as Owners. If the owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts), gains under the contract are generally not eligible for tax deferral.

Inquiries. If you need more information, please contact our Annuity Service Center at:

MetLife Investors Distribution Company

P.O. Box 10366

Des Moines, Iowa 50306-0366

(800) 343-8496

Electronic Delivery. As an owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the investment portfolios and other contract related documents. Contact us at www.metlifeinvestors.com for more information and to enroll.

FEE TABLES AND EXAMPLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted.

Owner Transaction Expenses Table

Withdrawal Charge (Note 1)	7%
(as a percentage of
purchase payments)

Transfer Fee (Note 2)	$0 (First 12 per year)
$25 (Thereafter)

Note 1. If an amount withdrawn is determined to include the withdrawal of prior purchase payments, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See “Expenses – Withdrawal Charge.”)

Number of Complete Years from Receipt of Purchase Payment	Withdrawal Charge (% of Purchase Payment)
0	7
1	6
2	6
3	5
4 and thereafter	0

Note 2. There is no charge for the first 12 transfers in a contract year; thereafter the fee is $25 per transfer. First MetLife Investors is currently waiving the transfer fee, but reserves the right to charge the fee in the future.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including investment portfolio fees and expenses.

Periodic Fees and Expenses Table*

Account Fee (Note 1)	$30

Guaranteed Minimum Income Benefit (GMIB) Rider Charge
If no optional death	0.50% of Income Base
benefit is selected	(Note 2)

If an optional death	0.45% of Income Base
benefit is selected	(Note 2)

Separate Account Annual Expenses

(referred to as Separate Account Product Charges) (as a percentage of average account value in the Separate Account)

Mortality and Expense Charge	1.35%
Administration Charge	0.25%

Total Separate Account Annual Expenses	1.60%

Death Benefit Rider Charges (Optional) (as a percentage of average account value in the Separate Account)

Annual Step-Up Death Benefit	0.20%

Note 1. An Account Fee of $30 is charged on the last day of each contract year if account value is less than $50,000.

Note 2. See “Annuity Payments (The Income Phase) –Guaranteed Minimum Income Benefit” for a definition of the term Income Base.

* Certain fees and expenses may not apply during the income phase of the contract. (See “Expenses.”)

The next table shows the minimum and maximum total operating expenses charged by the investment portfolios that you may pay periodically during the time that you own the contract. More detail concerning each investment portfolio’s fees and expenses is contained in the prospectuses for the investment portfolios and in the following tables.

Total Annual Investment	Minimum	Maximum
Portfolio Operating Expenses (expenses that are deducted from investment portfolio assets, including management fees, 12b-1/service fees, and other expenses)	0.56%	1.52%

For information concerning compensation paid for the sale of the contracts, see “Distributor.”

This page intentionally left blank.

Investment Portfolio Expenses

(as a percentage of the average daily net assets of an investment portfolio)

The following table is a summary. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for each investment portfolio.

Met Investors Series Trust	Met/AIM Mid Cap Core Equity Portfolio	Met/AIM Small Cap Growth Portfolio	Goldman Sachs Mid-Cap Value Portfolio (3)	Harris Oakmark International Portfolio	Janus Aggressive Growth Portfolio	Lord Abbett Bond Debenture Portfolio	Lord Abbett Growth and Income Portfolio	MFS(R) Research International Portfolio	Neuberger Berman Real Estate Portfolio (3)	Oppenheimer Capital Appreciation Portfolio
Management Fees	0.75%	0.90%	0.75%	0.85%	0.78%	0.60%	0.56%	0.80%	0.70%	0.63%
12b-1/Service Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses(2)	0.19%	0.21%	0.41%	0.33%	0.15%	0.11%	0.05%	0.34%	0.41%	0.11%

Total Annual Portfolio Expenses	1.19%	1.36%	1.41%	1.43%	1.18%	0.96%	0.86%	1.39%	1.36%	0.99%
(1) Net Investment Portfolio Expenses after Expense Subsidy and/or Deferral (as a percentage of the average daily net assets of an investment portfolio)
Contractual Expense Subsidy or Deferral	0.00%	0.06%	0.21%	0.00%	0.04%	0.00%	0.00%	0.06%	0.21%	0.00%
Net Total Annual Portfolio Expense	1.19%	1.30%	1.20%	1.43%	1.14%	0.96%	0.86%	1.33%	1.15%	0.99%

The Net Total Annual Portfolio Expenses reflect contractual arrangements under which investment advisers or managers of investment portfolios have agreed to waive and/or pay expenses of the portfolios. Each of these arrangements terminates on April 30, 2005 (excluding optional extensions). Net Total Annual Portfolio Expenses have not been restated to reflect expense reductions that certain investment portfolios achieved as a result of directed brokerage arrangements. The investment portfolios provided the information on their expenses, and we have not independently verified the information. Unless otherwise indicated the information provided is for the year ended December 31, 2003.

(2)	Other Expenses may include amounts repaid to investment advisers or managers pursuant to contractual arrangements for prior waivers or payments of portfolio expenses. The amounts repaid per portfolio are: 0.04% for the Met/AIM Mid Cap Core Equity Portfolio; 0.10% for the Harris Oakmark International Portfolio; 0.05% for the Lord Abbett Bond Debenture Portfolio; 0.01% for the Oppenheimer Capital Appreciation Portfolio; 0.01% for the PIMCO Total Return Portfolio; 0.05% for the Third Avenue Small Cap Value Portfolio; and 0.02% for the T. Rowe Price Mid-Cap Growth Portfolio.
(3)	Portfolio expenses for these investment portfolios are estimated for the year ended December 31, 2004.

Money Market Portfolio	PIMCO Inflation Protected Bond Portfolio	PIMCO Total Return Portfolio	PIMCO PEA Innovation Portfolio	Met/ Putnam Research Portfolio	Third Avenue Small Cap Value Portfolio	T.Rowe Price Mid-Cap Growth Portfolio	Turner Mid-Cap Growth Portfolio (3)	Metro- politan Series Fund, Inc.	Davis Venture Value Portfolio	Harris Oakmark Focused Value Portfolio	Jennison Growth Portfolio	MetLife Stock Index Portfolio
0.40%	0.50%	0.50%	0.95%	0.80%	0.75%	0.75%	0.80%		0.74%	0.75%	0.67%	0.25%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%		0.15%	0.25%	0.25%	0.25%
0.09%	0.09%	0.08%	0.32%	0.22%	0.18%	0.18%	0.41%		0.05%	0.05%	0.06%	0.06%

0.74%	0.84%	0.83%	1.52%	1.27%	1.18%	1.18%	1.46%		0.94%	1.05%	0.98%	0.56%

0.00%	0.00%	0.00%	0.17%	0.13%	0.00%	0.00%	0.21%		0.00%	0.00%	0.00%	0.00%

0.74%	0.84%	0.83%	1.35%	1.14%	1.18%	1.18%	1.25%		0.94%	1.05%	0.98%	0.56%

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and investment portfolio fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: a) maximum and (b) minimum fees and expenses of any of the investment portfolios (before subsidy and/or deferral). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Chart 1. Chart 1 assumes you select the optional Annual Step-Up Death Benefit and the Guaranteed Minimum Income Benefit rider, which is the most expensive way to purchase the contract.

(1) If you surrender your contract at the end of the applicable time period:

Time Periods
1 year	3 years	5 years	10 years
(a)$1,083.49	(a)$1,620.10	(a)$1,983.77	(a)$4,144.01
(b)$ 987.90	(b)$1,337.38	(b)$1,519.98	(b)$3,259.80

(2) If you do not surrender your contract or if you annuitize at the end of the applicable time period:

Time Periods
1 year	3 years	5 years	10 years
(a)$383.49	(a)$1,170.10	(a)$1,983.77	(a)$4,144.01
(b)$287.90	(b)$ 887.38	(b)$1,519.98	(b)$3,259.80

Chart 2. Chart 2 below assumes that you do not select the optional death benefit rider or the Guaranteed Minimum Income Benefit rider, which is the least expensive way to purchase the contract.

(1) If you surrender your contract at the end of the applicable time period:

Time Periods
1 year	3 years	5 years	10 years
(a)$1,015.95	(a)$1,414.66	(a)$1,636.45	(a)$3,422.29
(b)$ 920.17	(b)$1,128.80	(b)$1,162.95	(b)$2,494.46

(2) If you do not surrender your contract or if you annuitize at the end of the applicable time period:

Time Periods
1 year	3 years	5 years	10 years
(a)$220.17	(a)$678.80	(a)$1,162.95	(a)$2,494.46
(b)$315.95	(b)$964.66	(b)$1,636.45	(b)$3,422.29

The Examples should not be considered a representation of past or future expenses or annual rates of return of any investment portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.

1.	THE ANNUITY CONTRACT

This prospectus describes the Variable Annuity Contract offered by us.

The variable annuity contract is a contract between you as the owner, and us, the insurance company, where we promise to pay an income to you, in the form of annuity payments, beginning on a designated date that you select. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your contract switches to the income phase.

The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

The contract is called a variable annuity because you can choose among the investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends, in part, upon the investment performance of the investment portfolios you select for the income phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion.

A fixed account is available as an investment choice during the income phase of the contract. The fixed account is not available as an investment choice during the accumulation phase of the contract, except in connection with the Enhanced Dollar Cost Averaging program (“EDCA”), and no transfer will be permitted into the fixed account until the income phase of the contract. The fixed account offers an interest rate that is guaranteed by us. If you select the fixed account, your money will be placed with our other general account assets. The amount of the annuity payments you receive during the income phase from the fixed account portion of the contract will remain level for the entire income phase, provided that the payment may increase in the event you make a transfer from the Separate Account to the fixed account. The fixed account is not offered by this prospectus. Please see the terms of your actual contract for more detailed information.

As owner of the contract, you exercise all interests and rights under the contract. You can change the owner at any time by notifying us in writing. The contract may be owned generally by joint owners (limited to two natural persons). We provide more information on this under “Other Information.”

Market Timing

We have policies and procedures that attempt to detect transfer activity that may adversely affect other owners or investment portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of “round trip” transfers into and out of particular subaccounts made by owners within given periods of time and/or investigating transfer activity identified by our Annuity Service Center or the investment portfolios on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our market timing policies and procedures are discussed in more detail in “Investment Options – Transfers – Market Timing.”

2.	PURCHASE

Purchase Payments

A purchase payment is the money you give us to invest in the contract. The initial purchase payment is due on the date the contract is issued. We reserve the right to reject any application or purchase payment and to limit future purchase payments. Subject to the minimum and maximum payment requirements (see below), you may make additional purchase payments.

•	The minimum initial purchase payment we will accept is $10,000 when the contract is purchased as a non-qualified contract.

•	If you want to make an initial purchase payment of $1 million or more, or an additional purchase payment that would cause your total purchase payments to exceed $1 million, you will need our prior approval.

•	You can make additional purchase payments of $500 or more unless you have elected an electronic funds transfer program approved by us, in which case the minimum additional purchase payment is $100 per month.

•	We will accept a different amount if required by federal tax law.

Termination for Low Account Value

We may terminate your contract by paying you the account value in one sum if, before the annuity date, you do not make purchase payments for two consecutive contract years, the total amount of purchase payments made, less any partial withdrawals, is less than $2,000 or any lower amount required by federal tax laws, and the account value on or after the end of such two year period is less than $2,000.

Allocation of Purchase Payments

When you purchase a contract, we will allocate your purchase payment to the investment portfolios you have selected and/or the fixed account if you have elected the EDCA. You may not choose more than 18 investment portfolios (including the fixed account in connection with the EDCA) at the time your initial purchase payment is allocated. Each allocation must be at least $500 and must be in whole numbers.

If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. However, if your most recent purchase payment allocation included an allocation to the EDCA program, we will allocate your additional payments to the investment portfolios selected under the EDCA program. You may change your allocation instructions at any time by notifying us in writing, by calling us or by Internet. You may not choose more than 18 investment portfolios at the time you submit a subsequent purchase payment. If you wish to allocate the payment to more than 18 investment portfolios, you must notify us of your chosen allocation one or more days prior to submitting the payment. If there are joint owners, unless we are instructed to the contrary, we will accept allocation instructions from either joint owner.

Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within 2 business days. A business day is each day that the New York Stock Exchange is open for business. A business day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See “Requests and Elections”).

Free Look

If you change your mind about owning this contract, you can cancel it within 10 days after receiving it. When you cancel the contract within this “free look” period, we will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your payment depending upon the performance of the portfolios you allocated your purchase payments to during the free look period. This means that you bear the risk of any decline in the value of your contract during the free look period. We do not refund any charges or deductions assessed during the free look period.

Accumulation Units

The portion of your account value allocated to the Separate Account will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of this portion of your account value, we use a unit of measure we call an accumulation unit. (An accumulation unit works like a share of a mutual fund.) During the income phase of the contract we call the unit an annuity unit.

Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

1)	dividing the net asset value per share of the investment portfolio at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the investment portfolio as of that day, by the net asset value per share of the investment portfolio for the previous business day, and

2)	multiplying it by one minus the Separate Account product charges (including any death benefit rider charge) for each day since the last business day and any charges for taxes.

The value of an accumulation unit may go up or down from day to day.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day (generally, before 4:00 p.m. Eastern Time) and then credit your contract.

Example:

On Monday we receive an additional purchase payment of $5,000 from you before 4:00 p.m. Eastern Time. You have told us you want this to go to the Lord Abbett Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Lord Abbett Growth and Income Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Lord Abbett Growth and Income Portfolio.

Account Value

Account value is equal to the sum of your interests in the investment portfolios and the fixed account. Your interest in each investment portfolio is determined by multiplying the number of accumulation units for that portfolio by the value of the accumulation unit.

Replacement of Contracts

Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your account representative whether the exchange would be advantageous, given the contract features, benefits and charges.

3.	INVESTMENT OPTIONS

The contract offers 22 investment portfolios which are listed below. Additional investment portfolios may be available in the future.

You should read the prospectuses for these funds carefully. Copies of these prospectuses will accompany or precede the delivery of your contract. You can obtain copies of the fund prospectuses by calling or writing to us at: First MetLife Investors Insurance Company, Annuity Service Office, P.O. Box 10366, Des Moines, Iowa 50306-0366, (800) 343-8496. You can also obtain information about the funds (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission’s website at http://www.sec.gov. Certain investment portfolios described in the fund prospectuses may not be available with your contract. Appendix A contains a summary of advisers and subadvisers, investment objectives and strategies for each investment portfolio.

The investment objectives and policies of certain of the investment portfolios are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers.

An investment portfolio’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an investment portfolio with a small asset base. An investment portfolio may not experience similar performance as its assets grow.

Shares of the investment portfolios may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various owners participating in, and the interests of qualified plans investing in the investment portfolios may conflict. The investment portfolios will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

An investment adviser or subadviser of an investment portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of this compensation is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others.

Met Investors Series Trust (Class B)

Met Investors Series Trust is a mutual fund with multiple portfolios. Met Investors Advisory, LLC (Met Investors Advisory), an affiliate of First MetLife Investors, is the investment manager of Met Investors Series Trust. Met Investors Advisory has engaged subadvisers to provide investment advice for the individual investment portfolios (see Appendix A for the names of the subadvisers). The following Class B portfolios are available under the contract:

Met/AIM Mid Cap Core Equity Portfolio

Met/AIM Small Cap Growth Portfolio

Goldman Sachs Mid-Cap Value Portfolio

Harris Oakmark International Portfolio

Janus Aggressive Growth Portfolio

Lord Abbett Bond Debenture Portfolio

Lord Abbett Growth and Income Portfolio

MFS® Research International Portfolio

Neuberger Berman Real Estate Portfolio

Oppenheimer Capital Appreciation Portfolio

Money Market Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

PIMCO PEA Innovation Portfolio

Met/Putnam Research Portfolio

Third Avenue Small Cap Value Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

Turner Mid-Cap Growth Portfolio

Metropolitan Series Fund, Inc. (Class B or Class E, as noted)

Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC (MetLife Advisers), an affiliate of First MetLife Investors, is the investment adviser to the portfolios. MetLife Advisers has engaged subadvisers to provide investment advice for the individual investment portfolios (see Appendix A for the names of the subadvisers). The following Class B or Class E, as noted, portfolios are available under the contract:

Davis Venture Value Portfolio (Class E)

Harris Oakmark Focused Value Portfolio

Jennison Growth Portfolio

MetLife Stock Index Portfolio

Transfers

General. During the accumulation phase you can transfer a portion of your account value among the investment portfolios (and the fixed account in connection with the EDCA). During the payout phase you can transfer among the investment portfolios and from the investment portfolios into the fixed account. The contract provides that you can make a maximum of 12 transfers every year and that each transfer is made without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers, but reserve the right to limit this in the future. We may also limit transfers in circumstances of market timing or other transfers we determine are or would be to the disadvantage of other contract owners. (See “Investment Options – Transfers – Market Timing.”) We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a charge were to be imposed, it would be $25 for each transfer over 12 in a year. The transfer fee will be deducted from the investment portfolio or the fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.

Transfers are subject to the limitations below. All transfers made on the same business day will be treated as one transfer. Transfers received before the close of trading on the New York Stock Exchange will take effect as of the end of the business day. The following apply to any transfer:

•	Your request for transfer must clearly state which investment portfolio(s) or the fixed account is involved in the transfer.

•	Your request for transfer must clearly state how much the transfer is for.

•	The minimum amount you can transfer is $500 from an investment portfolio (including the fixed account), or your entire interest in the investment portfolio, if less (this does not apply to pre-scheduled transfer programs).

•	You may not make a transfer to more than 18 investment portfolios (including the fixed account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 investment portfolios (including the fixed account) may be made by calling or writing our Annuity Service Center.

During the accumulation phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order with simultaneous request for purchase of another investment portfolio). In such a case, the redemption order would be processed at the source investment portfolio’s next determined accumulation unit value. However, the purchase of the new investment portfolio would be effective at the next determined accumulation unit value for the new investment portfolio only after we receive the proceeds from the source investment portfolio, or we otherwise receive cash on behalf of the source investment portfolio.

The fixed account is only an investment choice during the income phase of the contract and is not an investment choice during the accumulation phase of the contract. During the income phase, you cannot make transfers from the fixed account to the investment portfolios. You can, however, make transfers during the income phase from the investment portfolios to the fixed account and among the investment portfolios.

Transfers by Telephone or Other Means. You may elect to make transfers by telephone, Internet or other means acceptable to us. To elect this option, you must first provide us with a notice or agreement in a form that we may require. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the other owner. (See “Other Information – Requests and Elections.”)

All transfers made on the same day will be treated as one transfer. A transfer will be made as of the end of the business day when we receive a notice containing all the required information necessary to process the request. We will consider telephone and Internet requests received after 4:00 p.m. Eastern Time to be received the following business day.

Pre-Scheduled Transfer Program. There are certain programs that involve transfers that are pre-scheduled. When a transfer is made as a result of such a program, we do not count the transfer in determining the applicability of any transfer fee and certain minimums do not apply. The current pre-scheduled transfers are made in conjunction with the following: Dollar Cost Averaging, Three Month Market Entry, Automatic Rebalancing and Asset Allocation Programs.

Market Timing. We have policies and procedures that attempt to detect transfer activity that may adversely affect other owners or investment portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of “round trip” transfers into and out of particular subaccounts made by owners within given periods of time and/or investigating transfer activity identified by our Annuity Service Center or the investment portfolios on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the contract. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and subaccounts and may be more restrictive with regard to certain contracts or subaccounts than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners or investment portfolio shareholders. In addition, we cannot guarantee that the investment portfolios will not be harmed by transfer activity related to other insurance companies and/ or retirement plans that may invest in the investment portfolios.

Our policies and procedures may result in restrictions being applied to owner(s). These restrictions may include:

•	requiring you to send us by U.S. mail a signed, written request to make transfers;

•	limiting the number of transfers you may make each contract year;

•	limiting the dollar amount that may be transferred at any one time;

•	charging a transfer or collecting an investment portfolio redemption fee;

•	denying a transfer request from an authorized third party acting on behalf of multiple owners; and

•	imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other owners (including, but not limited to, imposing a minimum time period between each transfer).

If restrictions are imposed on a owner, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The account value will not be affected by any gain or loss due to the transfer or the reversal by us of the transfer and your account value will be the same as if the transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the investment portfolio prospectuses for more details.

Dollar Cost Averaging Programs

We offer two dollar cost averaging programs described below. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You can elect only one dollar cost averaging program at a time. The dollar cost averaging programs are available only during the accumulation phase.

We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus.

The two dollar cost averaging programs are:

1.	Standard Dollar Cost Averaging (DCA)

This program allows you to systematically transfer a set amount each month from a money market investment portfolio to any of the other investment portfolio(s) you select. These transfers are made on a date you select or, if you do not select a date, on the date that a purchase payment or account value is allocated to the dollar cost averaging program. You can terminate the program at any time, at which point transfers under the program will stop.

2.	Enhanced Dollar Cost Averaging Program (EDCA)

The EDCA allows you to systematically transfer amounts from an EDCA account established for you in the fixed account to any investment portfolio(s) you select. Except as discussed below, only new purchase payments or portions thereof can be allocated to an EDCA account. The transfer amount will be equal to the amount allocated to the EDCA account divided by a specified number of months (currently 6 or 12 months). For example, a $12,000 allocation to a 6-month program will consist of six $2,000 transfers, and a final transfer of the interest processed separately as a seventh transfer.

You can make subsequent purchase payments while you have an active EDCA account in effect; provided, however, that no amount will be allocated to the EDCA account without your express direction. (See “Purchase – Allocation of Purchase Payments.”) When a subsequent purchase payment is allocated by you to your existing EDCA account, we create “buckets” within your EDCA account.

•	The EDCA transfer amount will be increased by the subsequent purchase payment divided by the number of EDCA months (6 or 12 months as you selected) and thereby accelerates the time period over which transfers are made.

•	Each allocation (bucket) resulting from a subsequent purchase payment will earn interest at the then current interest rate applied to new allocations to an EDCA account of the same monthly term.

•	Allocations (buckets) resulting from each purchase payment, along with the interest credited, will be transferred on a first-in, first-out basis. Using the example above, a subsequent $6,000 allocation to a 6 month EDCA will increase the EDCA transfer amount from $2,000 to $3,000 ($2,000 plus $6,000/6). This increase will have the effect of accelerating the rate at which the 1st payment bucket is exhausted.

(See Appendix B for further examples of EDCA with multiple purchase payments.)

The interest rate earned in an EDCA account will be the minimum guaranteed rate, plus any additional interest which we may declare from time to time. The interest rate earned in an EDCA account is paid over time on declining amounts in the EDCA account. Therefore, the amount of interest payments you receive will decrease as amounts are systematically transferred from the EDCA account to any investment portfolio, and the effective interest rate earned will therefore be less than the declared interest rate.

The first transfer we make under the EDCA program is the date your purchase payment is allocated to your EDCA account. Subsequent transfers will be made each month thereafter on the same day. However, transfers will be made on the 1st day of the following month for purchase payments allocated on the 29th, 30th, or 31st day of a month. If such a day is not a business day, the transfer will take place on the next business day. Transfers will continue on a monthly basis until all amounts are transferred from your EDCA account. Your EDCA account will be terminated as of the last transfer.

If you decide you no longer want to participate in the EDCA program, all money remaining in your EDCA account will be transferred to the Money Market Portfolio, unless you specify otherwise.

Three Month Market Entry Program

Alternatively, you can participate in the Three Month Market Entry Program which operates in the same manner as the Enhanced Dollar Cost Averaging Program, except it is of 3 months duration.

Automatic Rebalancing Program

Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance quarterly, semi-annually or annually. An automatic rebalancing program is intended to transfer account value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you “buy low and sell high,” although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits, nor does it assure that you will not have losses.

We will measure the rebalancing periods from the anniversary of the date we issued your contract. If a dollar cost averaging (either DCA or EDCA) program is in effect, rebalancing allocations will be based on your current EDCA or DCA allocations. If you are not participating in a dollar cost averaging program, we will make allocations based upon your current purchase payment allocations, unless you tell us otherwise.

The Automatic Rebalancing Program is available only during the accumulation phase. There is no additional charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

Example:

Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Lord Abbett Bond Debenture Portfolio and 60% to be in the Janus Aggressive Growth Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Lord Abbett Bond Debenture Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the Lord Abbett Bond Debenture Portfolio to bring its value back to 40% and use the money to buy more units in the Janus Aggressive Growth Portfolio to increase those holdings to 60%.

Recognized Programs. We also recognize the value to certain owners of having available, on a continuous basis, advice for the allocation of your money among the investment portfolios available under the contract. Certain providers of these types of services have agreed to provide such services to owners in accordance with our administrative rules regarding such programs. We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative system and rules. Recognized asset allocation programs are only available during the accumulation phase. Currently, we do not charge for participating in a recognized asset allocation program.

If you participate in a recognized asset allocation program, the transfers made under the program are not taken into account in determining any maximum number of transfers or transfer fees.

We reserve the right to terminate our support of a recognized program for any reason, including, without limitation, a change in the regulatory requirements applicable to such programs.

Voting Rights

We are the legal owner of the investment portfolio shares. However, we believe that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Substitution of Investment Options

If investment in the investment portfolios or a particular investment portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another investment portfolio or investment portfolios without your consent. The substituted investment portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of the future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close investment portfolios to allocation of purchase payments or account value, or both, at any time in our sole discretion.

4.	EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

Product Charges

Separate Account Product Charges. Each day, we make a deduction for our Separate Account product charges (which consist of the mortality and expense charge, the administration charge and the charges related to any death benefit riders). We do this as part of our calculation of the value of the accumulation units and the annuity units.

Mortality and Expense Charge. We assess a daily mortality and expense charge which is equal, on an annual basis, to 1.35% of the average daily net asset value of each investment portfolio. This charge compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the contract. These guarantees include making annuity payments that will not change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the contract. The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract, including programs like transfers and dollar cost averaging. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.

Administration Charge. This charge is equal, on an annual basis, to 0.25% of the average daily net asset value of each investment portfolio. This charge, together with the account fee (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: issuing contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the contracts.

Death Benefit Rider Charges. If you select the following death benefit rider, we assess a daily charge during the accumulation phase equal, on an annual basis, to the percentage below of the average daily net asset value of each investment portfolio:

Annual Step-Up Death Benefit	0.20%

Account Fee

During the accumulation phase, every contract year on your contract anniversary (the anniversary of the date when your contract was issued), we will deduct $30 from your contract as an account for the prior contract year, fee if your account value is less than $50,000. If you make a complete withdrawal from your contract, the full account fee will be deducted from the account value regardless of the amount of your account value. During the accumulation phase, the account fee is deducted pro rata from the investment portfolios. This charge is for administrative expenses (see above). This charge cannot be increased.

A pro rata portion of the charge will be deducted from the account value on the annuity date if this date is other than a contract anniversary. If your account value on the annuity date is at least $50,000, then we will not deduct the account fee. After the annuity date, the charge will be collected monthly out of the annuity payment, regardless of the size of your contract.

Guaranteed Minimum Income Benefit – Rider Charge

We offer a Guaranteed Minimum Income Benefit (“GMIB”) rider which you can select when you purchase the contract. If you select the GMIB rider, we will assess a charge during the accumulation phase equal to 0.50% of the income base (see “Annuity Payments (The Income Phase) – Guaranteed Minimum Income Benefit” for a discussion of how the income base is determined) at the time the rider charge is assessed. This charge is reduced to 0.45% of the income base in the event that you elect the optional Annual Step-Up Death Benefit. (See “Death Benefit.”)

The charge is first assessed at the first contract anniversary and then at each subsequent contract anniversary, up to and including the anniversary on or immediately before the date the rider is exercised. If you make a full withdrawal (surrender) or if you begin to receive annuity payments at the annuity date, a pro rata portion of the rider charge will be assessed. The GMIB rider charge is deducted from your account value pro rata from each investment portfolio and the fixed account in the ratio each account bears to your total account value.

Withdrawal Charge

During the accumulation phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). If the amount you withdraw is determined to include the withdrawal of any of your prior purchase payments, a withdrawal charge is assessed against the purchase payment withdrawn. To determine if your withdrawal includes prior purchase payments, amounts are withdrawn from your contract in the following order:

1.	Earnings in your contract (earnings are equal to account value, less purchase payments not previously withdrawn); then

2.	The free withdrawal amount described below; then

3.	Purchase payments not previously withdrawn, in the order such purchase payments were made; the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn.

Free Withdrawal Amount. The free withdrawal amount each contract year after the first (there is no free withdrawal amount in the first contract year) is equal to 10% of your total purchase payments, less the total free withdrawal amount previously withdrawn in the same contract year. However, we currently will not assess the withdrawal charge on amounts withdrawn during the first contract year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one contract year does not carry over to the next contract year.

The withdrawal charge is calculated at the time of each withdrawal in accordance with the following:

Number of Complete Years from Receipt of Purchase Payment	Withdrawal Charge (% of Purchase Payment)
0	7
1	6
2	6
3	5
4 and thereafter	0

For a partial withdrawal, the withdrawal charge is deducted from the remaining account value, if sufficient. If the remaining account value is not sufficient, the withdrawal charge is deducted from the amount withdrawn.

If the account value is smaller than the total of all purchase payments, the withdrawal charge only applies up to the account value.

We do not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits although we do assess the withdrawal charge in calculating GMIB annuity payments. In addition, we will not assess the withdrawal charge on required minimum distributions from qualified contracts but only as to amounts required to be distributed from this contract.

NOTE: For tax purposes, earnings are considered to come out first.

Reduction or Elimination of the Withdrawal Charge

General. We may elect to reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce our sales expense. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with us. We may not deduct a withdrawal charge under a contract issued to an officer, director, employee, or a family member of an officer, director, or employee of ours or any of our affiliates and we may not deduct a withdrawal charge under a contract issued to an officer, director or employee or family member of an officer, director or employee of a broker-dealer which is participating in the offering of the contract.

Nursing Home or Hospital Confinement Rider. We will not impose a withdrawal charge if, after you have owned the contract for one year, you, or your joint owner, becomes confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6 month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues to contract). The confinement must be prescribed by a physician and be medically necessary. This waiver terminates on the anniversary date. We will not accept additional payments once this waiver is used.

Terminal Illness Rider. After the first contract anniversary, we will waive the withdrawal charge if you, or your joint owner, are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your contract; and you have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). This waiver terminates on the annuity date. We will not accept additional purchase payments once this waiver is used.

Additional conditions and requirements apply to the Nursing Home/Hospital Confinement and Terminal Illness riders. They are specified in the rider(s) that are part of your contract.

Premium and Other Taxes

We reserve the right to deduct from purchase payments, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. New York does not currently assess premium taxes on purchase payments you make. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until annuity payments begin.

Transfer Fee

We currently allow unlimited transfers without charge during the accumulation phase. However, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. We are currently waiving the transfer fee, but reserve the right to charge it in the future. The transfer fee is deducted from the investment portfolio or fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.

If the transfer is part of a pre-scheduled transfer program, it will not count in determining the transfer fee.

Income Taxes

We will deduct from the contract for any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.

Investment Portfolio Expenses

There are deductions from and expenses paid out of the assets of the various investment portfolios, which are described in the fee table in this prospectus and the investment portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of the investment options.

5.	ANNUITY PAYMENTS (THE INCOME PHASE)

Annuity Date

Under the contract you can receive regular income payments (referred to as annuity payments). You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date must be the first day of a calendar month and must be at least 30 days after we issue the contract. Annuity payments must begin by the first day of the calendar month following the annuitant’s 90th birthday or 10 years from the date we issue your contract, whichever is later (this requirement may be changed by us).

We ask you to choose your annuity date when you purchase the contract. You can change it at any time before the annuity date with 30 days prior notice to us. Unless you choose an annuity date, it will be the later of the first day of the calendar month after the annuitant’s 90th birthday or ten (10) years from the date your contract was issued.

Annuity Payments

You (unless another payee is named) will receive the annuity payments during the income phase. The annuitant is the natural person(s) whose life we look to in the determination of annuity payments.

During the income phase, you have the same investment choices you had just before the start of the income phase except the fixed account is also available during the income phase of the contract. At the annuity date, you can choose whether payments will come from the:

•	fixed account,

•	the available investment portfolio(s), or

•	a combination of both.

If you don’t tell us otherwise, your annuity payments will be based on the investment allocations that were in place on the annuity date.

If you choose to have any portion of your annuity payments come from the investment portfolio(s), the dollar amount of your payment will depend upon 3 things:

(1)	the value of your contract in the investment portfolio(s) on the annuity date,

(2)	the assumed investment return (AIR) (you select) used in the annuity table for the contract, and

(3)	the performance of the investment portfolios you selected.

At the time you purchase the contract, you select the AIR, which must be acceptable to us. You can change the AIR with 30 days notice to us prior to the annuity date. If you do not select an AIR, we will use 3%. If the actual performance exceeds the AIR, your annuity payments will increase. Similarly, if the actual investment performance is less than the AIR, your annuity payments will decrease.

When selecting an AIR, you should keep in mind that a lower AIR will result in a lower initial annuity payment, but subsequent annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the investment portfolios. On the other hand, a higher AIR will result in a higher initial payment than a lower assumed interest rate, but later payments will rise more slowly or fall more rapidly.

In the event of a transfer during the income phase from an investment portfolio to the fixed account, this may result in a reduction in the amount of variable annuity payments. (You cannot however make transfers from the fixed account to the investment portfolios during the income phase.)

If you choose to have any portion of your annuity payments come from the fixed account, the dollar amount of each payment will be the same.

Annuity payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an annuity option. In that case, we may provide your annuity payment in a single lump sum instead of annuity payments. Likewise, if your annuity payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your annuity payments are at least $100.

Annuity Options

You can choose among income plans. We call those annuity options. We ask you to choose an annuity option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us. If you do not choose an annuity option at the time you purchase the contract, Option 2 which provides a life annuity with 10 years of guaranteed annuity payments will automatically be applied.

You can choose one of the following annuity options or any other annuity option acceptable to us. After annuity payments begin, you cannot change the annuity option.

Option 1. Life Annuity. Under this option, we will make annuity payments so long as the annuitant is alive. We stop making annuity payments after the annuitant’s death. It is possible under this option to receive only one annuity payment if the annuitant dies before the due date of the second payment or to receive only two annuity payments if the annuitant dies before the due date of the third payment, and so on.

Option 2. Life Annuity With 10 Years of Annuity Payments Guaranteed. Under this option, we will make annuity payments so long as the annuitant is alive. However, if, when the annuitant dies, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period. If you do not want to continue receiving annuity payments, you may elect to have the present value of the guaranteed variable annuity payments remaining (as of the date due proof of the annuitant’s death is received at our annuity service office) commuted at the AIR selected. We will require return of your contract and proof of death before we pay the commuted values.

Option 3. Joint and Last Survivor Annuity. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. We will stop making annuity payments after the last survivor’s death.

Option 4. Joint and Last Survivor Annuity with 10 Years of Annuity Payments Guaranteed. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. However, if, at the last death of the annuitant and the joint annuitant, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period. If you do not want to continue receiving annuity payments, you may elect to have the present value of the guaranteed variable annuity payments remaining (as of the date due proof of the annuitant’s death is received at our annuity service office) commuted at the AIR selected. We will require return of your contract and proof of death before we pay the commuted values.

Option 5. Payments for a Designated Period. We currently offer an annuity option under which fixed or variable monthly annuity payments are made for a selected number of years as approved by us, currently not less than 10 years. This annuity option may be limited or withdrawn by us in our discretion. Payments under a fixed annuity are made from our general account. After commencement of a period certain variable annuity payout, you may elect to receive the partial or full commuted value of the remaining guaranteed variable annuity payments, and the payments will be commuted at the AIR selected.

In addition to the annuity options described above, we may offer an additional payment option that would allow your beneficiary to take distribution of the account value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See “Federal Income Tax Status.”) We intend to make this payment option available to both tax qualified and non-tax qualified contracts.

In the event that you purchased the contract as the beneficiary of a deceased person’s IRA, you must take distribution of the account value in accordance with the minimum required distribution rules set forth in applicable tax law. (See “Federal Income Tax Status.”) Under certain circumstances, you may satisfy those requirements by electing an annuity option. You may choose any death benefit available under the contract, but certain other contract provisions and programs will not be available. Upon your death, the death benefit would be required to be distributed to your beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.

Guaranteed Minimum Income Benefit

At the time you buy the contract, you can elect the guaranteed minimum income benefit (GMIB) rider.

It is important to recognize that the GMIB does not establish or guarantee your account value or a minimum return for any subaccount, and the “income base” that is guaranteed by the GMIB is not available for cash withdrawals. Rather, the GMIB is designed to provide you with a predictable minimum level of income for life after a minimum 10-year waiting period regardless of investment performance or actual account value, by providing a minimum guaranteed lifetime fixed income benefit in the form of fixed monthly annuity payments.

The amount of the benefit is determined by applying the income base (described below) at the time of exercise to the GMIB Annuity Table specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per annum. The annuity rates in the Table are conservative and a withdrawal charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your account value on your annuity date to then-current annuity purchase rates. In this case, your annuity payments will be higher if you do not exercise the rider.

Description of GMIB

You can only elect the GMIB when you purchase the contract and you are age 75 or less. Once elected, the rider cannot be terminated except as described below. The GMIB may be exercised after a 10 year waiting period, up through age 85, within 30 days following a contract anniversary.

Income Base. The income base is the greater of (a) or (b) minus (c) below:

(a)	Highest Anniversary Value: On the issue date, the “Highest Anniversary Value” is equal to your initial purchase payment. The Highest Anniversary Value is increased by additional purchase payments and will be reduced by the percentage reduction in account value caused by subsequent withdrawals. On each contract anniversary prior to your 81st birthday, the Highest Anniversary Value will be reset equal to the greater of the Highest Anniversary Value at that time or the account value on the date of the recalculation. After your 81st birthday, the Highest Anniversary Value will be increased for subsequent purchase payments and reduced by the percentage reduction in account value caused by subsequent withdrawals.

(b)	Annual Increase Amount: On the issue date, the “Annual Increase Amount” is equal to your initial purchase payment. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

(i)	is purchase payments accumulated at the annual increase rate. The annual increase rate is 6% per year through the contract anniversary immediately prior to your 81st birthday, and 0% per year thereafter;

(ii)	is withdrawal adjustments accumulated at the annual increase rate. Withdrawal adjustments in a contract year are determined according to (1) or (2) as defined below:

(1)	The withdrawal adjustment for each withdrawal in a contract year is the value of the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in account value attributable to that withdrawal; or

(2)	If total withdrawals in a contract year are 6% or less of the Annual Increase Amount on the issue date or previous contract anniversary, if later, the total withdrawal adjustments for that contract year will be set equal to the dollar amount of total withdrawals in that contract year. These withdrawal adjustments will replace the withdrawal adjustments defined in (1) above and will be treated as though the corresponding withdrawals occurred at the end of that contract year.

(c)	An amount equal to the withdrawal charge which would be assessed upon a complete withdrawal plus premium and other taxes.

It is possible that the income base can be greater than your account value. The income base is not available for withdrawals and is only used for purposes of calculating the GMIB payment and charges for the GMIB rider.

Ownership. While the GMIB rider is in effect, the owner (or joint owners) and annuitant (or joint annuitants) must be the same. If a non-natural person owns the contract, then annuitant will be deemed the owner in determining the income base and GMIB payments. If joint owners are named, the age of the oldest owner will be used to determine the income base.

Upon exercise of the GMIB, your annuity payments will be the greater of:

•	The annuity payment determined by applying the amount of the Income Base to the GMIB Annuity Table; or

•	The annuity payment determined for the same annuity option in accordance with the base contract. (See “Annuity Payments (The Income Phase.”)

Exercising the GMIB Rider. When you elect to receive annuity payments under the GMIB, you have your choice of two fixed annuity options:

•	A life annuity with a ten year period certain (period certain shortens for ages 80 and above); or

•	A joint survivor life annuity with a 10 year period certain.

Terminating the GMIB Rider. The GMIB rider will terminate upon the earliest of:

•	The date you elect to receive annuity payments either under the GMIB rider or the contract;

•	The 30th day following the contract anniversary immediately after your 85th birthday;

•	The date you make a complete withdrawal of your account value;

•	Death of the owner or death of the annuitant if a non-natural person owns the contract; or

•	Change of the owner, for any reason, unless we otherwise agree.

First MetLife Investors currently waives the contractual requirement that terminates the GMIB rider in the event of the death of the owner in circumstances where the spouse of the owner elects to continue the contract. (See “General Death Benefit Provisions.”) In such event the spouse may elect to continue the GMIB rider. This waiver is permanent for contracts issued before notice of the termination of the waiver.

When the GMIB rider terminates, the corresponding GMIB rider charge terminates.

The GMIB and Qualified Contracts

The GMIB may have limited usefulness in connection with a qualified contract, such as an IRA (see “Federal Income Tax Status – Taxation of Qualified Contracts”), in circumstances where the owner is planning to exercise the rider on a date later than the beginning date of required minimum distributions under the contract. In such event, required minimum distributions received from the contract will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the GMIB. You should consult your account representative or tax adviser.

6.	ACCESS TO YOUR MONEY

You (or in the case of (3) below, your beneficiary) can have access to the money in your contract:

(1)	by making a withdrawal (either a partial or a complete withdrawal);

(2)	by electing to receive annuity payments; or

(3)	when a death benefit is paid to your beneficiary.

Under most circumstances, withdrawals can only be made during the accumulation phase.

You may establish a withdrawal plan under which you can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See “Federal Income Tax Status.”)

When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the account value of the contract at the end of the business day when we receive a written request for a withdrawal:

•	less any applicable withdrawal charge,

•	less any premium or other tax,

•	less any account fee, and

•	less any applicable pro rata GMIB rider charge.

Unless you instruct us otherwise, any partial withdrawal will be made pro rata from all the investment portfolios and your EDCA account you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the investment portfolio or EDCA account. We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the account value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a full withdrawal.

We will pay the amount of any withdrawal from the Separate Account within seven (7) days of when we receive the request in good order unless the suspension of payments or transfers provision is in effect.

How to withdraw all or part of your account value.

•	You must submit a request to our Annuity Service Center. (See “Requests and Elections.”)

•	You must provide satisfactory evidence of terminal illness or confinement to a nursing home if you would like to have the withdrawal charge waived. (See “Expenses – Reduction or Elimination of the Withdrawal Charge.”)

•	You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).

•	We have to receive your withdrawal request in our Annuity Service Center prior to the annuity date or owner’s death.

There are limits to the amount you can withdraw from certain qualified plans including Qualified and TSA plans. (See “Federal Income Tax Status.”)

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Systematic Withdrawal Program

You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total purchase payments each year. You can receive payments monthly or quarterly, provided that each payment must amount to at least $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next business day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. (For a discussion of the withdrawal charge see “Expenses” above.)

Income taxes, tax penalties and certain restrictions may apply to Systematic Withdrawals.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the investment portfolios is not reasonably practicable or we cannot reasonably value the shares of the investment portfolios; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We have reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an owner’s ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

7.	PERFORMANCE

We periodically advertise subaccount performance relating to the various investment portfolios. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the Separate Account product charges (including death benefit rider charges) and the investment portfolio expenses. It does not reflect the deduction of any applicable account fee, withdrawal charge or GMIB rider charge. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the Separate Account product charges, (including death benefit rider charges) account fee, withdrawal charge, GMIB rider charge and the investment portfolio expenses.

For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the Separate Account.

In addition, for certain investment portfolios performance may be shown for the period commencing from the inception date of the investment portfolio. These figures should not be interpreted to reflect actual historical performance of the Separate Account.

We may, from time to time, include in our advertising and sales materials, performance information for funds or investment accounts related to the investment portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

We may advertise the guaranteed minimum income benefit rider using illustrations showing how the benefit works with historical performance of specific investment portfolios or with a hypothetical rate of return (which rate will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying investment portfolios.

You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.

8.	DEATH BENEFIT

Upon Your Death

If you die during the accumulation phase, we will pay a death benefit to your beneficiary(ies). The Principal Protection is the standard death benefit for your contract. At the time you purchase the contract, you can select the optional Annual Step-Up death benefit rider. If you are 80 years old or older at the effective date of your contract, you are not eligible to select the optional death benefit rider. The death benefits are described below. Check your contract and riders for the specific provisions applicable. The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. For contracts issued prior to May 1, 2003, the Annual Step-Up is the standard death benefit for your contract.

If you have a joint owner, the death benefit will be paid when the first owner dies. Upon the death of either owner, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary, unless instructed otherwise.

If a non-natural person owns the contract, the annuitant will be deemed to be the owner in determining the death benefit. If there are joint owners, the age of the oldest owner will be used to determine the death benefit amount.

Standard Death Benefit – Principal Protection

The death benefit will be the greater of:

(1)	the account value; or

(2)	total purchase payments, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal.

If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection (2) will be changed to provide as follows: “the account value as of the effective date of the change of owner, increased by purchase payments received after the date of the change of owner, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date.”

In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit amount will be determined in accordance with (1) or (2) above.

Optional Death Benefit – Annual Step-Up

If you select the Annual Step-Up death benefit rider, the death benefit will be the greatest of:

(1)	the account value; or

(2)	total purchase payments, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal; or

(3)	the highest anniversary value, as defined below.

On the date we issue the contract, the highest anniversary value is equal to your initial purchase payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in account value attributable to each subsequent partial withdrawal. On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the account value on the date of the recalculation.

If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1), (2) or (3); however, for purposes of calculating (2) and (3) above:

•	Subsection (2) is changed to provide: “The account value as of the effective date of the change of owner,

•	increased by purchase payments received after the date of change of owner, and reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date;” and

•	for subsection (3), the highest anniversary value will be recalculated to equal your account value as of the effective date of the change of owner.

In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit is equal to the greatest of (1), (2) or (3).

General Death Benefit Provisions

The death benefit amount remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to the investment risk. This risk is borne by the beneficiary.

A beneficiary must elect the death benefit to be paid under one of the payment options (unless the owner has previously made the election). The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary’s lifetime or for a period not extending beyond the beneficiary’s life expectancy. Payment must begin within one year of the date of death. We may also offer a payment option under which your beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts.

There are comparable rules for distributions on the death of the annuitant under tax qualified plans. As noted, we may offer a payment option under which your beneficiary may receive payments over a period not extending beyond her or her life expectancy under a method of distribution similar to the distribution of required minimum distributions from IRAs. For tax qualified plans, if this option is elected, we will issue a new contract to your beneficiary in order to facilitate the distribution of payments. Your beneficiary may choose any optional death benefit available under the new contract, but certain other contract provisions and programs will not be available.

Upon the death of your beneficiary, the death benefit would be required to be distributed to your beneficiary’s beneficiary at least as rapidly as under the method of distribution in effect at the time of your beneficiary’s death. Moreover, if the beneficiary under a tax qualified contract is the annuitant’s spouse, the tax laws also generally allows distributions to begin by the year in which the annuitant would have reached 70 1/2 (which may be more or less than five years after the annuitant’s death). (See “Federal Income Tax Status.”)

If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days. Payment to the beneficiary under an annuity option may only be elected during the 60 day period beginning with the date we receive due proof of death. If we do not receive an election during such time, we will make a single sum payment to the beneficiary at the end of the 60-day period.

If the owner or a joint owner, who is not the annuitant, dies during the income phase, any remaining payments under the annuity option elected will continue at least as rapidly as under the method of distribution in effect at the time of the owner’s death. Upon the death of the owner or a joint owner during the income phase, the beneficiary becomes the owner.

Spousal Continuation

If the primary beneficiary is the spouse of the owner, upon the owner’s death, the beneficiary may elect to continue the contract in his or her own name. Upon such election, the account value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the owner. Any excess of the death benefit amount over the account value will be allocated to each applicable investment portfolio and/or the fixed account in the ratio that the account value in the investment portfolio and/or the fixed account bears to the total account value.

Death of the Annuitant

If the annuitant, not an owner or joint owner, dies during the accumulation phase, you automatically become the annuitant. You can select a new annuitant if you do not want to be the annuitant (subject to our then-current underwriting standards). However, if the owner is a non-natural person (for example, a corporation), then the death of the primary annuitant will be treated as the death of the owner, and a new annuitant may not be named.

Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Controlled Payout

You may elect to have the death benefit proceeds paid to your beneficiary in the form of annuity payments for life or over a period of time that does not exceed your beneficiary’s life expectancy. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the beneficiary cannot revoke or modify your election.

9.	FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. If you invest in an annuity contract as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a “Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. You should note that for any Qualified Contract, the tax deferred accrual feature is provided by the tax qualified retirement plan, and as a result there should be reasons other than tax deferral for acquiring the contract within a qualified plan.

If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.”

Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Non-Qualified Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the owner’s investment in the contract (generally, the premiums or other consideration paid for the contract, reduced by any amount previously distributed from the contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non- deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a Qualified Contract can be zero.

It is conceivable that charges for certain benefits under a variable contract may be considered as deemed distributions subject to immediate taxation. Consult your tax adviser.

Additional Penalty Tax on Certain Withdrawals. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of an owner;

•	attributable to the taxpayer’s becoming disabled;

•	made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary; or

•	under certain immediate income annuities providing for substantially equal payments made at least annually.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between the fixed account and variable investment portfolios, as well as transfers between investment portfolios after the annuity starting date. Consult your own tax adviser.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Non-Qualified Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

See the Statement of Additional Information as well as page 26 of this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

Transfers, Assignments or Exchanges of a Contract. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Non-Qualified Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange or event should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Further Information. We believe that the contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRA’s). IRA’s, as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2004, $3,000 plus, for an owner age 50 or older, $500) or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The contract, together with the death benefit options and the IRA endorsement, has not been submitted to the Internal Revenue Service (IRS) for approval. To date the IRS has not addressed in a ruling of general applicability whether a death benefit provision such as the optional death benefit rider in the contract comports with IRA qualification requirements. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) account balance or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the contract as an IRA. Disqualification of the contract as an IRA could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. Consult a tax adviser before electing an optional death benefit rider with an IRA.

SIMPLE IRA. A SIMPLE IRA permits certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $9,000 for 2004. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA’s are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRA. A Roth IRA, as described in Code section 408A, permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Pension Plans. Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract. The contract includes optional death benefits that in some cases may exceed the greater of the premium payments of the account value.

Tax Sheltered Annuities. Tax Sheltered Annuities (TSA) that qualify under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

Section 457(b) Plans. An eligible 457 plan, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, which must be a tax-exempt entity under Section 501(c) of the Code, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Separate Account Charges for Death Benefits. For contracts purchased under section 401(a) plans or 403(b) plans, certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefits, in certain cases, may exceed this limitation employers using the contract in connection with such plans should consult their tax adviser. Additionally, it is conceivable that the explicit charges for, or the amount of the mortality and expense charges allocable to, such benefits may be considered taxable distributions.

Other Tax Issues. Qualified Contracts (including contracts under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution roles. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount that should have been, but was not, distributed.

Distributions from Qualified Contracts generally are subject to withholding for the owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the owner’s tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.

Taxable “eligible rollover distributions” from section 401(a), 403(a), 403(b), and governmental section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a “direct rollover” from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions.

Foreign Tax Credits

To the extent permitted under the federal income tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the investment portfolios to foreign jurisdictions.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.

10.	OTHER INFORMATION

First MetLife Investors

First MetLife Investors was organized under the laws of the State of New York on December 31, 1992. On June 1, 1995, a wholly owned subsidiary of General American Life Insurance Company purchased First MetLife Investors which on that date changed its name to First Cova Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Corporation, the ultimate parent company of First MetLife Investors. We changed our name to First MetLife Investors Insurance Company on February 12, 2001. On December 31, 2002, First MetLife Investors became an indirect subsidiary of MetLife, Inc. (MetLife), the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. MetLife is a leading provider of insurance and financial products and services to individual and group customers. First MetLife Investors is licensed to do business only in the State of New York.

We are a member of the Insurance Marketplace Standards Association (“IMSA”). Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account

We have established a Separate Account, First MetLife Investors Variable Annuity Account One (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under New York insurance law on December 31, 1992. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.

The assets of the Separate Account are held in First MetLife Investors’ name on behalf of the Separate Account and legally belong to First MetLife Investors. The Separate Account is subject to the laws of the State of New York. However, those assets that underlie the contracts are not chargeable with liabilities arising out of any other business First MetLife Investors may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts First MetLife Investors may issue.

We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your account value.

Distributor

We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (“Distributor”), 22 Corporate Plaza Drive, Newport Beach, California 92660, for the distribution of the contracts. We and Distributor have entered into selling agreements with other broker-dealers (“selling firms”) for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor’s management team, advertising expenses, and other expenses of distributing the contracts. Distributor’s management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

All of the investment portfolios make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing shares of the investment portfolios (see “Fee Tables and Examples – Investment Portfolio Expenses” and the fund prospectuses). These payments range from 0.15% to 0.25% of Separate Account assets invested in the particular investment portfolio.

Selling Firms

We and Distributor have entered into selling agreements with selling firms for the sale of the contracts. All selling firms receive commissions and some form of non-cash compensation. A group of selected selling firms receive additional compensation, including marketing allowances, persistency payments, preferred status fees and industry conference fees. These commissions and other incentives or payments are not charged directly to contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from the general account of the Company. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Compensation Paid To All Selling Firms. We and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. The maximum commission payable for contract sales by selling firms is 6.5% of purchase payments. Some selling firms may elect to receive a lower commission when a purchase payment is made, along with annual trail commissions up to 1.00% of account value (less purchase payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement. Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

Additional Compensation for Selected Selling Firms. We and Distributor may pay additional compensation to selected selling firms, including marketing allowances, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative sales of our variable insurance contracts (including the contracts). Persistency payments are periodic payments based on account values of our variable insurance contracts (including account values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in selling firms’ marketing programs, which may include marketing services and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ sales representatives.

The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a contract. A list of selling firms that received additional compensation in 2003 is set forth in the Statement of Additional Information in the “Distribution” section.

Requests and Elections

We will treat your request for a contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 10366, Des Moines, IA 50306-0366.

Requests for service may be made:

•	Through your registered representative

•	By telephone at 1-800-343-8496 between the hours of 7:30 AM and 5:30PM Central Time, Monday through Thursday and 7:30AM and 5:00 PM Central Time on Friday

•	In writing to our Annuity Service Center

•	By fax at (515) 457-4400.

•	By Internet at www.metlifeinvestors.com

All other requests must be in written form, satisfactory to us.

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to the Annuity Service Center.

Confirming Transactions. We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

Ownership

Owner. You, as the owner of the contract, have all the interest and rights under the contract.

These rights include the right to:

•	change beneficiary.

•	change the annuitant before the annuity date (subject to our underwriting and administrative rules).

•	assign the contract (subject to limitation).

•	change the payment option.

•	exercise all other rights, benefits, options and privileges allowed by the contract or us.

The owner is as designated at the time the contract is issued, unless changed.

Joint Owner. The contract can generally be owned by joint owners, limited to two natural persons. Upon the death of either owner, the surviving owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary unless otherwise indicated.

Beneficiary. The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If joint owners are named, unless you tell us otherwise, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary (unless you tell us otherwise).

Annuitant. The annuitant is the natural person(s) on whose life we base annuity payments. You can change the annuitant at any time prior to the annuity date, unless an owner is not a natural person. Any reference to annuitant includes any joint annuitant under an annuity option. The annuitant and the owner do not have to be the same person except as required under certain sections of the Internal Revenue Code.

Assignment. You can assign a non-qualified contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. An assignment may be a taxable event.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

Financial Statements

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

Table of Contents of the Statement of Additional Information

Company

Experts

Custodian

Legal Matters

Distribution

Calculation of Performance Information

Annuity Provisions

Tax Status of the Contracts

Financial Statements

APPENDIX A

PARTICIPATING INVESTMENT PORTFOLIOS

Below are the advisers and subadvisers and investment objectives of each investment portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

MET INVESTORS SERIES TRUST (CLASS B):

Met Investors Series Trust is managed by Met Investors Advisory, LLC, which is an affiliate of First MetLife Investors. Met Investors Series Trust is a mutual fund with multiple portfolios. The following Class B portfolios are available under the contract:

Met/AIM Mid Cap Core Equity Portfolio

Subadviser: A I M Capital Management, Inc.

Investment Objective: The Met/AIM Mid Cap Core Equity Portfolio seeks long-term growth of capital.

Met/AIM Small Cap Growth Portfolio

Subadviser: A I M Capital Management, Inc.

Investment Objective: The Met/AIM Small Cap Growth Portfolio seeks long-term growth of capital.

Goldman Sachs Mid-Cap Value Portfolio

Subadviser: Goldman Sachs Asset Management

Investment Objective: The Goldman Sachs Mid-Cap Value Portfolio seeks long-term capital appreciation.

Harris Oakmark International Portfolio

Subadviser: Harris Associates L.P.

Investment Objective: The Harris Oakmark International Portfolio seeks long-term capital appreciation.

Janus Aggressive Growth Portfolio

Subadviser: Janus Capital Management LLC

Investment Objective: The Janus Aggressive Growth Portfolio seeks long-term growth of capital.

Lord Abbett Bond Debenture Portfolio

Subadviser: Lord, Abbett & Co. LLC

Investment Objective: The Lord Abbett Bond Debenture Portfolio seeks high current income and the opportunity for capital appreciation to produce a high total return.

Lord Abbett Growth and Income Portfolio

Subadviser: Lord, Abbett & Co. LLC

Investment Objective: The Lord Abbett Growth and Income Portfolio seeks long-term growth of capital and income without excessive fluctuations in market value.

MFS® Research International Portfolio

Subadviser: Massachusetts Financial Services Company

Investment Objective: The MFS® Research International Portfolio seeks capital appreciation.

Neuberger Berman Real Estate Portfolio

Subadviser: Neuberger Berman Management Inc.

Investment Objective: The Neuberger Berman Real Estate Portfolio seeks to provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.

Oppenheimer Capital Appreciation Portfolio

Subadviser: OppenheimerFunds, Inc.

Investment Objective: The Oppenheimer Capital Appreciation Portfolio seeks capital appreciation.

Money Market Portfolio

Subadviser: Pacific Investment Management Company LLC

Investment Objective: The Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

A-1

PIMCO Inflation Protected Bond Portfolio

Subadviser: Pacific Investment Management Company LLC

Investment Objective: The PIMCO Inflation Protected Bond Portfolio seeks maximum real return, consistent with preservation of capital and prudent investment management.

PIMCO Total Return Portfolio

Subadviser: Pacific Investment Management Company LLC

Investment Objective: The PIMCO Total Return Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PIMCO PEA Innovation Portfolio

Subadviser: PEA Capital LLC

Investment Objective: The PIMCO PEA Innovation Portfolio seeks capital appreciation; no consideration is given to income.

Met/Putnam Research Portfolio

Subadviser: Putnam Investment Management, LLC

Investment Objective: The Met/Putnam Research Portfolio seeks capital appreciation.

Third Avenue Small Cap Value Portfolio

Subadviser: Third Avenue Management LLC

Investment Objective: The Third Avenue Small Cap Value Portfolio seeks long term capital appreciation.

T. Rowe Price Mid-Cap Growth Portfolio

Subadviser: T. Rowe Price Associates, Inc.

Investment Objective: The T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term growth of capital.

Turner Mid-Cap Growth Portfolio

Subadviser: Turner Investment Partners

Investment Objective: The Turner Mid-Cap Growth Portfolio seeks capital appreciation.

METROPOLITAN SERIES FUND, INC. (Class B or Class E, as noted)

Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of First MetLife Investors, is the investment adviser to the portfolios. The following Class B or Class E, as noted, portfolios are available under the contract:

Davis Venture Value Portfolio (Class E)

Subadviser: Davis Selected Advisers, L.P. Davis Selected Advisers, Inc., L.P. may delegate any of its responsibilities to Davis Selected Advisers — NY, Inc., a wholly-owned subsidiary.

Investment Objective: The Davis Venture Value Portfolio seeks growth of capital.

Harris Oakmark Focused Value Portfolio

Subadviser: Harris Associates L.P.

Investment Objective: The Harris Oakmark Focused Value Portfolio seeks long-term capital appreciation.

Jennison Growth Portfolio

Subadviser: Jennison Associates LLC

Investment Objective: The Jennison Growth Portfolio seeks long-term growth of capital.

MetLife Stock Index Portfolio

Subadviser: Metropolitan Life Insurance Company

Investment Objective: The MetLife Stock Index Portfolio seeks to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index.

A-2

APPENDIX B

EDCA Examples with Multiple Purchase Payments

In order to show how the EDCA program works, we have created some examples. The examples are purely hypothetical and are for illustrative purposes only. The interest rate earned in an EDCA account will be 3%, plus any additional interest which we may declare from time to time. In addition, each bucket attributable to a subsequent purchase payment will earn interest at the then-current interest rate applied to new allocations to an EDCA account of the same monthly term.

6-Month EDCA

The following example demonstrates how the 6-month Enhanced Dollar Cost Averaging (EDCA) program operates when multiple purchase payments are allocated to the program. The example assumes that a $12,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $10,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 12% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $12,000 allocation amount by 6 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using following formula:

Account Value 1st Payment Bucket (month 2) =

Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)(1/12) - EDCA Transfer Amount

At the beginning of the 4th month, a second purchase payment of $6,000 is allocated to the EDCA program. The entire $6,000 is allocated to the 2nd Payment Bucket where it is credited with a 10% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $6,000 allocation amount divided by 6) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.

				———Account Values———
Beg of Month	Amount Allocated to EDCA	Actual EDCA Transfer	EDCA Account Value	1st Payment Bucket	2nd Payment Bucket
1	12000	2000	10000	10000
2		2000	8095	8095
3		2000	6172	6172
4	6000	3000	9230	3230	6000
5		3000	6309	261	6048
6		3000	3359	0	3359
7		3000	386	0	386
8		389	0	0	0
9		0	0	0	0
10		0	0	0	0
11		0	0	0	0
12		0	0	0	0
13		0	0	0	0
14		0	0	0	0
15		0	0	0	0

B-1

12-Month EDCA

The following example demonstrates how the 12-month Enhanced Dollar Cost Averaging (EDCA) program operates when multiple purchase payments are allocated to the program. The example assumes that a $24,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $22,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 12% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $24,000 allocation amount by 12 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA account value are accumulated at the EDCA interest rate using the following formula:

Account Value 1st Payment Bucket (month 2) =

Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)(1/12) - EDCA Transfer Amount

At the beginning of the 6th month, a second purchase payment of $12,000 is allocated to the EDCA program. The entire $12,000 is allocated to the 2nd Payment Bucket where it is credited with a 10% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $12,000 allocation amount divided by 12) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.

				———Account Values———
Beg of Month	Amount Allocated to EDCA	Actual EDCA Transfer	EDCA Account Value	1st Payment Bucket	2nd Payment Bucket
1	24000	2000	22000	22000
2		2000	20209	20209
3		2000	18401	18401
4		2000	16575	16575
5		2000	14732	14732
6	12000	3000	23872	11872	12000
7		3000	21801	8985	12096
8		3000	18262	6070	12192
9		3000	15417	3128	12289
10		3000	12545	157	12387
11		3000	9645	0	9645
12		3000	6722	0	6722
13		3000	3776	0	3776
14		3000	806	0	806
15		812	0	0	0

B-2

MetLife Investors Insurance Company

MetLife Investors Variable Annuity Account One

MetLife Investors Insurance Company of California

MetLife Investors Variable Annuity Account Five

First MetLife Investors Insurance Company

First MetLife Investors Variable Annuity Account One

MetLife Investors USA Insurance Company

MetLife Investors USA Separate Account A

Supplement Dated November 22, 2004

To The Statement Of Additional Information Dated May 1, 2004

This supplement provides information in addition to that contained in the Statement of Additional Information dated May 1, 2004 for the Class L and Series L variable annuity contracts issued by MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company and MetLife Investors USA Insurance Company. It should be read in its entirety and kept together with your Statement of Additional Information (SAI) for future reference. If you do not have a copy of the SAI, write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

New Class L and Series L flexible premium deferred variable annuity contract were offered commencing on November 22, 2004. As the 4-Year L Share is a new contract, there is no performance history or accumulation unit value information available for the contract. The accumulation unit value information in the “CONDENSED FINANCIAL INFORMATION” section of the SAI is only applicable to a 3-Year L Share contract.

CALCULATION OF PERFORMANCE INFORMATION

Add the following to the “Total Return” section in the “CALCULATION OF PERFORMANCE INFORMATION” section of the SAI:

Owners should note that the 4-Year L Share contracts are new and therefore have no performance history. However, certain portfolios have been in existence for some time and consequently have an investment performance history. In order to show how the historical investment performance of the portfolios affect accumulation unit values, performance information may be developed based upon the historical experience of the portfolios.

SUPP-SAI-L4

PART C

OTHER INFORMATION

ITEM 24.	FINANCIAL STATEMENTS AND EXHIBITS

a.	Financial Statements

The following financial statements of the Separate Account are included in Part B hereof:

1.	Report of Independent Auditors.

2.	Statement of Assets and Liabilities of December 31, 2003.

3.	Statement of Operations for the year ended December 31, 2003.

4.	Statements of Changes in Net Assets for the years ended December 31, 2003 and 2002.

5.	Notes to Financial Statements—December 31, 2003 and 2002.

The following financial statements of the Company are included in Part B hereof:

1.	Independent Auditors Report.

2.	Balance Sheets as of December 31, 2003 and 2002.

3.	Statements of Income for the years ended December 31, 2003, 2002 and 2001.

4.	Statements of Stockholder’s Equity for the years ended December 31, 2003, 2002 and 2001.

5.	Statements of Cash Flows for the years ended December 31, 2003, 2002 and 2001.

6.	Notes to Financial Statements.

b.	Exhibits

1.	Resolution of Board of Directors of the Company authorizing the establishment of the Variable Account.(1)

2.	Not Applicable.

3.	Principal Underwriter’s Agreement.(4)

4.	(i) Individual Flexible Purchase Payment Deferred Variable Annuity Contract.(2)

(ii)	Fixed Account Rider.(2)

(iii)	Enhanced Dollar Cost Averaging Rider.(2)

(iv)	Three Month Market Entry Rider.(2)

(v)	Death Benefit Rider—(Annual Step-Up).(2)

(vi)	Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider.(2)

(vii)	Waiver of Withdrawal Charge for Terminal Illness Rider.(2)

(viii)	Individual Retirement Annuity Endorsement.(2)

(ix)	Roth Individual Retirement Annuity Endorsement.(2)

(x)	401 Plan Endorsement.(2)

(xi)	Tax Sheltered Annuity Endorsement.(2)

(xii)	Unisex Annuity Rates Rider.(2)

(xiii)	Simple Individual Retirement Annuity Endorsement.(2)

5.	Variable Annuity Application.(3)

6.	(i)	Copy of Articles of Incorporation of the Company.(1)

	(ii)	Copy of Amended and Restated Bylaws of the Company.(3)

7.	(i)	Reinsurance Agreement between First MetLife Investors Insurance Company and Metropolitan Life Insurance Company.(5)

8.	(i)	Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., MetLife Investors Distribution Company and First MetLife Investors Insurance Company(3)

	(ii)	Participation Agreement among New England Zenith Fund, MetLife Advisers, LLC, New England Securities Corporation and First MetLife Investors Insurance Company(3)

9.		Opinion and Consent of Counsel. (7)

10.	(i)	Consent of Independent Registered Public Accounting Firm. (filed herewith)

	(ii)	Consent of Counsel (Sutherland, Asbill & Brennan LLP). (filed herewith)

	(iii)	Consent of Counsel (First MetLife Insurance Company). (filed herewith)

11.	Not Applicable.

12.	Not Applicable.

13.	Calculation of Performance Information.

14.	Powers of Attorney for James P, Bossert, Michael K. Farrell, Elizabeth M. Forget, George Foulke, Francis A. Goodhue, III, Richard A. Hemmings, Hugh C. McHaffie, Richard C. Pearson, Thomas A. Price, Jeffrey A. Tupper, Robert L. Davidow and Lisa S. Kuklinski. (6)

	(1)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 to Form N-4 (File Nos. 033-74174 and 811-08306) as electronically filed on December 30, 1999.

	(2)	incorporated herein by reference to Registrant’s Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on July 19, 2002.

	(3)	incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on October 15, 2002.

	(4)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7 to Form N-4 (File Nos. 033-74174 and 811-08306) as electronically filed on May 1, 2001.

	(5)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on May 1, 2003.

	(6)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on April 28, 2004.

(7)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2 to Form N-4 (File Nos. 333-96785 and 811-08306) as electronically filed on April 29, 2004.

ITEM 25.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:

Name and Principal Business Address	Positions and Offices with Depositor
Michael K. Farrell 22 Corporate Plaza Drive Newport Beach, CA 92660	Chairman of the Board, President, Chief Executive Officer and Director

Norse N. Blazzard 4401 West Tradewinds Avenue Suite 207 Lauderdale by the Sea, FL 33308	Director

James P. Bossert 22 Corporate Plaza Drive Newport Beach, CA 92660	Executive Vice President, Chief Financial Officer and Director

Robert L. Davidow 367 Stanwich Road Greenwich, CT 06830	Director

Elizabeth M. Forget 260 Madison Avenue New York, NY 10016	Executive Vice President and Director

George Foulke 501 Route 22 Bridgewater, NJ 08807	Director

Francis A. Goodhue, III Morgan Guaranty 345 Park Avenue New York, NY 10017	Director

Richard A. Hemmings Lord, Bissell & Brook 115 S. LaSalle Street Chicago, IL 60603	Director

Lisa S. Kuklinski Harborside Financial Center 600 Plaza II Jersey City NJ 07311	Director

Hugh C. McHaffie 501 Boylston Street Boston, MA 02116	Executive Vice President and Director

Thomas A. Price Bank of New York 1 Wall Street New York, NY 10286	Director

Kevin J. Paulson 4700 Westown Parkway West Des Moines, IA 50266	Senior Vice President

Richard C. Pearson 22 Corporate Plaza Drive Newport Beach, CA 92660	Executive Vice President, General Counsel, Secretary and Director

Helayne F. Klier 260 Madison Avenue New York, NY 10016	Executive Vice President

Jeffrey A. Tupper 22 Corporate Plaza Drive Newport Beach, CA 92660	Assistant Vice President and Director

Leonard M. Bakal 1 MetLife Plaza 27-01 Queens Plaza North	Vice President
Long Island City, NY 11101

Debora L. Buffington 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President, Director of Compliance

Brian C. Kiel 501 Route 22 Bridgewater, NJ 08807	Vice President, Appointed Actuary

Christopher A. Kremer 501 Boylston Street Boston, MA 02116	Vice President

Marian J. Zeldin 501 Route 22 Bridgewater, NJ 08907	Vice President

Karen A. Johnson 501 Boylston Street Boston, MA 02116	Vice President

Deron J. Richens 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President

Anthony J. Williamson 1 MetLife Plaza 27-01 Queens Plaza North Long Island City, NY 11101	Treasurer

ITEM 26.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of First MetLife Investors Insurance Company under New York state insurance law. First MetLife Investors Insurance Company is a wholly-owned direct subsidiary of MetLife Investors Insurance Company which in turn is a direct subsidiary of Cova Corporation which in turn is a direct subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc.

ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES AS OF DECEMBER 31, 2003

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2003. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.	MetLife Group, Inc. (NY)

B.	MetLife Bank National Association (USA)

C.	Exeter Reassurance Company, Ltd. (Bermuda)

D.	MetLife Taiwan Insurance Company Limited (Taiwan)

E.	Metropolitan Insurance and Annuity Company (DE)

1.	TH Tower NGP, LLC (DE)

2.	Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Insurance and Annuity Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

3.	TH Tower Leasing, LLC (DE)

F.	MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G.	MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

1.	MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

a)	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H.	MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

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I.	Metropolitan Life Seguros de Vida S.A. (Uruguay)

1.	Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

J.	MetLife Securities, Inc. (DE)

K.	MetLife General Insurance Agency, Inc. (DE)

1.	MetLife General Insurance Agency of North Carolina, Inc. (DE)

2.	MetLife General Insurance Agency of Texas, Inc. (DE)

3.	MetLife General Insurance Agency of Massachusetts, Inc. (MA)

L.	Metropolitan Property and Casualty Insurance Company

1.	Metropolitan General Insurance Company (RI)

2.	Metropolitan Casualty Insurance Company (RI)

3.	Metropolitan Direct Property and Casualty Insurance Company (RI)

4.	Met P&C Managing General Agency, Inc. (TX)

5.	MetLife Auto & Home Insurance Agency, Inc. (RI)

6.	Metropolitan Group Property and Casualty Insurance Company (RI)

a)	Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

7.	Metropolitan Lloyds, Inc. (TX)

a)	Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

8.	Economy Fire & Casualty Company (IL)

a)	Economy Preferred Insurance Company (IL)

b)	Economy Premier Assurance Company (IL)

M.	Cova Corporation (MO)

1.	Texas Life Insurance Company (TX)

a)	Texas Life Agency Services, Inc. (TX)

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b)	Texas Life Agency Services of Kansas, Inc. (KS)

2.	Cova Life Management Company (DE)

3.	MetLife Investors Insurance Company (MO)

a)	MetLife Investors Insurance Company of California (CA)

b)	First MetLife Investors Insurance Company (NY)

N.	Metropolitan Tower Life Insurance Company (DE)

O.	N.L. Holding Corp. (DEL) (NY)

1.	Nathan & Lewis Associates-Arizona, Inc. (AZ)

2.	Nathan & Lewis Associates, Inc. (NY)

a)	Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

b)	Nathan and Lewis Associates of Texas, Inc. (TX)

P.	Walnut Street Securities, Inc. (MO)

1.	WSS Insurance Agency of Massachusetts, Inc. (MA)

2.	Walnut Street Advisers, Inc. (MO)

3.	WSS Insurance Agency of Nevada, Inc. (NV)

Q.	MetLife Investors Group, Inc. (DE)

1.	MetLife Investors USA Insurance Company (DE)

2.	MetLife Investors Distribution Company (DE)

3.	Met Investors Advisory, LLC (DE)

4.	MetLife Investors Financial Agency, Inc. (TX)

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R.	MetLife International Holdings, Inc. (DE)

1.	MetLife Iberia, S.A. (Spain)

a)	Seguros Genesis S.A. (Spain)

b)	Genesis Seguros Generales, Sociedad Anonima de Seguros y Reaseguros (Spain) 99.99969% is owned by Metlife Iberia, S.A. and 0.00031% is owned by Metlife International Holdings, Inc.

2.	Natiloportem Holdings, Inc. (DE)

a)	Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Natiloportem Holdings, Inc.

b)	Servicios Administrativos Gen, S.A. de C.V. (Mexico)

c)	European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

3.	MetLife India Insurance Company Private Limited (India)- 26% of the shares of MetLife India Insurance Company Private Limited is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

4.	Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.99841% is owned by Metlife International Holdings, Inc. and 0.00159% is owned by Natiloporterm Holdings, Inc.

5.	Metropolitan Life Seguros de Retiro S.A. (Argentina)- 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

6.	Metropolitan Life Seguros de Vida S.A. (Argentina)- 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

a)	Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

7.	MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia, s.r.o. is owned by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

8.	MetLife Insurance Company of Korea Limited (South Korea)

9.	Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

S.	Metropolitan Life Insurance Company (NY)

1.	334 Madison Avenue BTP-D Holdings, LLC (DE)

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2.	334 Madison Avenue BTP-E Holdings, LLC (DE)

3.	334 Madison Avenue Euro Investments, Inc. (DE)

a)	Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

(1)	Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

4.	St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

5.	One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

6.	CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

7.	GA Holding Corp. (MA)

8.	CRH Co., Inc. (MA)

9.	L/C Development Corporation (CA)

10.	Benefit Services Corporation (GA)

11.	Thorngate, LLC (DE)

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12.	Alternative Fuel I, LLC

13.	One Madison Merchandising L.L.C. (CT)

14.	Transmountain Land & Livestock Company (MT)

15.	MetPark Funding, Inc. (DE)

16.	HPZ Assets LLC (DE)

17.	MetDent, Inc. (DE)

18.	Missouri Reinsurance (Barbados), Inc. (Barbados)

19.	Metropolitan Tower Realty Company, Inc. (DE)

20.	P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

21.	Metropolitan Life Holdings Netherlands BV (Netherlands)

22.	MetLife (India) Private Ltd. (India)

23.	Metropolitan Marine Way Investments Limited (Canada)

24.	MetLife Central European Services Spolka z organiczona odpowiedzialmoscia (Poland)

25.	MetLife Investments Ireland Limited (Ireland)

26.	MetLife Private Equity Holdings, LLC (DE)

27.	23rd Street Investments, Inc. (DE)

a)	Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

b)	Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

(1)	Coating Technologies International, Inc. (DE)

28.	Metropolitan Realty Management, Inc. (DE)

a)	Cross & Brown Company (NY)

(1)	CBNJ, Inc. (NJ)

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29.	Hyatt Legal Plans, Inc. (DE)

a)	Hyatt Legal Plans of Florida, Inc. (FL)

30.	MetLife Holdings, Inc.

a)	MetLife Credit Corp.

b)	MetLife Funding, Inc.

31.	SSRM Holdings, Inc. (DE)- Employees of State Street Research & Management Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

a)	State Street Research & Management Company (DE)

(1)	State Street Research Investment Services, Inc. (MA)

b)	SSR Realty Advisors, Inc. (DE)

(1)	Metric Management, Inc. (DE)

(2)	Metric Assignor, Inc. (CA)

(3)	SSR AV, Inc. (DE)

(4)	Metric Capital Corporation (CA)

(5)	SSR Development Partners LLC (DE)

(6)	Metric Property Management, Inc. (DE)

(7)	SSR AVF III LLC

32.	Bond Trust Account A

33.	Metropolitan Asset Management Corporation (DE)

a)	MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

(1)	MetLife Capital CFLI Holdings, LLC (DE)

(a)	MetLife Capital CFLI Leasing, LLC (DE)

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b)	MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

c)	MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

d)	MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

e)	MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

f)	MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

34.	New England Life Insurance Company (MA)

a)	MetLife Advisers, LLC (MA)

b)	New England Securities Corporation (MA)

(1)	Hereford Insurance Agency, Inc. (MA)

c)	New England Financial Distributors LLC (DE)- 79.29% is held by New England Life Insurance Company

d)	Newbury Insurance Company, Limited (Bermuda)

e)	New England Pension and Annuity Company (DE)

f)	Omega Reinsurance Corporation (AZ)

35.	GenAmerica Financial Corporation (MO)

a)	GenAmerica Capital I (DE)

b)	General American Distributors, Inc. (MO)

c)	General American Life Insurance Company (MO)

(1)	Paragon Life Insurance Company (MO)

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(2)	GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation is owned by General American Life Insurance Company.

(3)	Krisman, Inc. (MO)

(4)	White Oak Royalty Company (OK)

(5)	Equity Intermediary Company (MO)

(a)	Reinsurance Group of America, Incorporated (MO)- 51.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company.

(i)	Reinsurance Company of Missouri, Incorporated (MO)

(A)	RGA Reinsurance Company (MO)

(aa)	Fairfield Management Group, Inc. (MO)

(a.1)	Reinsurance Partners, Inc. (MO)

(a.2)	Great Rivers Reinsurance Management, Inc. (MO)

(a.3)	RGA (U.K.) Underwriting Agency Limited (United Kingdom)

(ii)	Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

(iii)	RGA Sigma Reinsurance SPC (Cayman Islands)

(iv)	RGA Capital Trust I (DE)

(v)	RGA Americas Reinsurance Company, Ltd.

(Barbados)

(vi)	RGA Reinsurance Company (Barbados) Ltd.

(Barbados)

(A)	RGA Financial Group, L.L.C. (DE)- 80% of RGA Financial Group, L.L.C. is held by RGA Reinsurance Company (Barbados) Ltd. and 20% of RGA Financial Group, LLC is held by RGA Reinsurance Company

(vii)	RGA Life Reinsurance Company of Canada (Canada)

(viii)	RGA International Corporation (Nova Scotia)

(A)	RGA Financial Products Limited (Canada)

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(ix)	RGA Holdings Limited (U.K.) (United Kingdom)

(A)	RGA UK Services Limited (United Kingdom)

(B)	RGA Capital Limited U.K. (United Kingdom)

(C)	RGA Reinsurance (UK) Limited (United Kingdom)

(x)	RGA South African Holdings (Pty) Ltd. (South Africa)

(A)	RGA Reinsurance Company of South Africa Limited (South Africa)

(xi)	RGA Australian Holdings PTY Limited (Australia)

(A)	RGA Reinsurance Company of Australia Limited (Australia)

(B)	RGA Asia Pacific PTY, Limited (Australia)

(xii)	General American Argentina Seguros de Vida, S.A. (Argentina)

(xiii)	RGA Argentina S.A. (Argentina)

(xiv)	Regal Atlantic Company (Bermuda) Ltd. (Bermuda)

(xv)	Malaysia Life Reinsurance Group Berhad (Malaysia)- 30% interest of Malaysia Life Reinsurance Group Berhad is held by Reinsurance Group of America, Incorporated.

(xvi)	RGA Technology Partners, Inc. (MO)

(xvii)	RGA International Reinsurance Company (Ireland)

The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company

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is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships (“MILPs”), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company (“NELICO”), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer’s shares.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

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ITEM 27.	NUMBER OF CONTRACT OWNERS

As of August 31, 2004, there were 453 qualified contract owners and 356 non-qualified contract owners of Class L 3 year contracts.

ITEM 28.	INDEMNIFICATION

The Bylaws of the Company (Article VII, Section VII.1) provide that:

The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in the first two paragraphs of this Article VII, shall be entitled to indemnification as authorized in such paragraphs. Except as provided in the preceding sentence and unless ordered by a court, any indemnification under such paragraphs shall be made by the Corporation, only if authorized in the specific case:

(1)	By the Board of Directors acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director, officer or employee has met the standard of conduct set forth in the first two paragraphs of this Article VII, as the case may be or

(2)	If such a quorum is not obtainable with due diligence or, even if obtainable, a quorum of disinterested directors so directs,

(a)	By the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in the first two paragraphs of this Article VII has been met by such director, officer or employee, or

(b)	By the shareholders upon a finding that the director, officer or employee has met the applicable standard of conduct set forth in such paragraphs.

Expenses, including attorneys’ fees, incurred in defending a civil or criminal action or a proceeding may be paid by the Corporation in advance of the final disposition of such action or proceeding, if authorized in accordance with the preceding paragraph, subject to repayment to the Corporation in case the person receiving such advancement is ultimately found, under the procedure set forth in this Article VII, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the Corporation exceed the indemnification to which he or she is entitled.

Nothing herein shall affect the right of any person to be awarded indemnification or, during the pendency of litigation, an allowance of expenses, including attorneys’ fees, by a court in accordance with the law.

If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the Corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

The Corporation shall have the power, in furtherance of the provisions of this Article VII, to apply for, purchase and maintain insurance of the type and in such amounts as is or may hereafter be permitted by Section 726 of the Business Corporation Law.

No payment of indemnification, advancement or allowance under Sections 721 to 726, inclusive, of the Business Corporation Law shall be made unless a notice has been filed with the Superintendent of Insurance of the State of New York, not less than thirty days prior to such payment, specifying the persons to be paid, the amounts to be paid, the manner in which such payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

ITEM 29.	PRINCIPAL UNDERWRITERS

(a)	MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

Met Investors Series Trust;

MetLife Investors USA Separate Account One

MetLife Investors Variable Annuity Account One;

MetLife Investors Variable Annuity Account Five;

MetLife Investors Variable Life Account One; and

MetLife Investors Variable Life Account Five.

(b)	MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 22 Corporate Plaza Drive, Newport Beach, CA 92660.

Name and Principal Business Address	Positions and Offices with Underwriter
Richard C. Pearson 22 Corporate Plaza Drive Newport Beach, CA 92660	President and Director

Elizabeth M. Forget 260 Madison Avenue New York, NY 10016	Executive Vice President, Chief Marketing Officer and Director

Edward C. Wilson 22 Corporate Plaza Drive Newport Beach, CA 92660	Executive Vice President, Chief Distribution Officer and Director

James P. Bossert 22 Corporate Plaza Drive Newport Beach, CA 92660	Director

Michael K. Farrell 22 Corporate Plaza Drive Newport Beach, CA 92660	Director

Lisa S. Kuklinski Harborside Financial Center 600 Plaza II Jersey City, NJ 07311	Director

Paul Hipworth 22 Corporate Plaza Drive Newport Beach, CA 92660	Executive Vice President, Chief Financial Officer

Paul A. LaPiana 22 Corporate Plaza Drive Newport Beach, CA 92660	Executive Vice President, Life Insurance Distribution Division

Helayne F. Klier 260 Madison Avenue New York, NY 10016	Executive Vice President and Director

Leslie Sutherland 22 Corporate Plaza Drive Newport Beach, CA 92660	Executive Vice President, Chief Sales Officer

Charles M. Deuth 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President, National Accounts and Director

Debora L. Buffington 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President, Director of Compliance

James R. Fitzpatrick 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President

Paul M. Kos 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President

Deron J. Richens 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President

Paul A. Smith 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President

Cathy Sturdivant 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President

Paulina Vakouros 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President

Jonnie L. Crawford 22 Corporate Plaza Drive Newport Beach, CA 92660	Secretary

Anthony J. Williamson 1 MetLife Plaza 27-01 Queens Plaza North Long Island City, NY 11101	Treasurer

(c)	Compensation From the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1)	(2)	(3)	(4)	(5)
Name Of Principal Underwriter	Net Underwriting Discounts And Commissions	Compensation On Redemption	Brokerage Commissions	Other Compensation
MetLife Investors Distribution Company	$6,366,843	0	0	0

ITEM 30.	LOCATION OF ACCOUNTS AND RECORDS

The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

(a)	Registrant
(b)	Metlife Annuity Operations, 27000 Westown Parkway, Bldg. 4, Suite 200, West Des Moines, IA 50266
(c)	State Street Bank & Trust Company, 225 Franklin Street, Boston, MA 02110
(d)	MetLife Investors Distribution Company, 22 Corporate Plaza Drive, Newport Beach, CA 92660
(e)	MetLife Investors Insurance Company, 22 Corporate Plaza Drive, Newport Beach, CA 92660
(f)	Metropolitan Life Insurance Company, 4010 Boy Scout Blvd., Tampa, FL 33607
(g)	Metropolitan Life Insurance Company, 501 Boylston Street, Boston, MA 02116
(h)	Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166

ITEM 31.	MANAGEMENT SERVICES

Not Applicable.

ITEM 32.	UNDERTAKINGS

a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d. First MetLife Investors Insurance Company (Company) hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

REPRESENTATIONS

The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Newport Beach and State of California on this 27th day of September 2004.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE (Registrant)

By:	FIRST METLIFE INVESTORS INSURANCE COMPANY

By:	/s/ Michael K. Farrell
Michael K. Farrell President and Chief Executive Officer

FIRST METLIFE INVESTORS INSURANCE COMPANY (Depositor)

By:	/s/ Michael K. Farrell
Michael K. Farrell President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on September 27, 2004.

/s/ Michael K. Farrell* Michael K. Farrell	Chairman of the Board, Chief Executive Officer, President and Director

/s/ James P. Bossert* James P. Bossert	Executive Vice President and Chief Financial Officer (Principal Accounting Officer) and Director

Norse N. Blazzard	Director

/s/ Robert L. Davidow* Robert L. Davidow	Director

/s/ Elizabeth M. Forget* Elizabeth M. Forget	Director

/s/ George Foulke* George Foulke	Director

/s/ Francis A. Goodhue, III* Francis A. Goodhue, III	Director

/s/ Richard A. Hemmings* Richard A. Hemmings	Director

/s/ Lisa S. Kuklinski* Lisa S. Kuklinski	Director

/s/ Hugh C. McHaffie* Hugh C. McHaffie	Director

/s/ Richard C. Pearson* Richard C. Pearson	Director

/s/ Thomas A. Price* Thomas A. Price	Director

/s/ Jeffrey Tupper* Jeffrey A. Tupper	Director

*By:	/s/ Michele H. Abate
Michele H. Abate, Attorney-in-Fact September 27, 2004

*	First MetLife Investors Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney incorporated by reference herein to Registrant’s Post-Effective Amendment No. 2 to Form N-4 (File Nos. 333-96775/811-08306) filed as Exhibit 14 on April 29, 2004.

INDEX TO EXHIBITS

10 (i)	Consent of Independent Registered Public Accounting Firm

10 (ii)	Consent of Counsel (Sutherland Asbill & Brennan LLP)

10 (iii)	Consent of Counsel (First Metlife Investors Insurance Company)